EXHIBIT 10.2

                                   NationsBank
                       NationsBanc Commercial Corporation

                               Factoring Agreement
                              entered into between
                                 Candie's, Inc.
                           Bright Star Footwear, Inc.
                                       and
                       NationsBanc Commercial Corporation


NationsBanc Commercial Corporation
P.O. Box 4095
Atlanta, Georgia 30302

Gentlemen:

     We are pleased to confirm the following agreement by which you are to act as sole factor for sales made by us:

SECTION 1. DEFINITIONS

     1.1 "Banking Day" shall mean a day for dealings by and between banks, excluding Saturday, Sunday and any day which shall be a legal holiday in the City of Atlanta, Georgia, and any other day on which banking institutions are authorized to close in the City of Atlanta, Georgia.

     1.2 "Credit Risk" shall mean the risk of loss resulting solely and exclusively from a Customer's failure to pay at maturity because of its financial inability.

     1.3 "Customer Dispute" shall mean any cause for nonpayment of Receivables, other than the financial inability of the Customer, including, without limitation, any alleged defense, offset, or counterclaim.

     1.4 "Customers" shall mean the account debtors obligated on the Receivables.

     1.5 "Default" shall mean the occurrence of any of the following events: (a) nonpayment when due of any amount payable on any of the Obligations or failure to perform any agreement or meet any obligation of ours contained herein or in any agreement out of which any of the Obligations arose; (b) default by us in repayment when due of any indebtedness now


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or hereafter owed for monies borrowed from any one other than you; (c) any material statement, representation, or warranty of ours made orally or in writing herein or in any other writing or statement at any time furnished or made by us to you is untrue in any material respect as of the date furnished or made; (d) suspension of the operation of our present business; (e) any Obligor becomes insolvent or unable to pay debts as they mature, makes an assignment for the benefit of creditors, or a proceeding is instituted by or against any Obligor alleging that such Obligor is insolvent or unable to pay debts as they mature, or a petition under any provision of Title 11 of the United States Code (entitled "Bankruptcy"), as amended is brought by or against any Obligor; (f) dissolution, merger, or consolidation of any Obligor which is a corporation; (g) sale, transfer or exchange, either directly or indirectly, of a controlling stock interest of any Obligor which is a corporation; (h) termination or withdrawal of any guaranty for the Obligations; (i) appointment of a receiver for any collateral pledged for the Obligations or for any property in which we have an interest; (j) the Pension Benefit Guaranty Corporation shall commence proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 (ERISA) to terminate any employee pension benefit plan of Debtor; or (k) you in good faith deem the prospect of our payment or performance of the Obligations to have been impaired.

     1.6 "Net Amount" of Receivables shall mean the gross amount of Receivables, less maximum discounts, less returns, less credits or allowances of any nature at any time issued, owing, granted or outstanding, and less also your commission as set forth herein.

     1.7 "Obligations" shall mean all of our obligations to you hereunder, including without limitation all obligations of ours to you under any note, contract of surety, guaranty, or accommodation, or with respect to letters of credit or acceptances, sums owing to you for goods and/or services purchased from any other firm factored or financed by you, and all other obligations of ours to you, however and whenever created, arising or evidenced, whether direct or indirect, through assignment from third parties in the ordinary course of your business, absolute, contingent or otherwise, now or hereafter existing or due or to become due.

     1.8 "Obligor" shall mean: us and each other party primarily or secondarily, directly or indirectly liable on any of the Obligations.

     1.9 "Payment Date" shall mean: (a) for each credit-approved Receivable for which you retain the Credit Risk, the date on which the Receivable is credited by you to our account or, if such Receivable is not paid, one hundred twenty
(120) days after the due date of the Receivable or, if such day is not a Banking Day, the next Banking Day; and (b) for each Receivable for which you do not bear the Credit Risk, the date on which the Receivable is credited by you to our account.

     1.10 "Receivables" shall mean all accounts, instruments, contract rights, chattel paper, documents, and general intangibles arising from our Sales which are specifically assigned by us hereunder, and the proceeds thereof, and all security and guaranties therefor, whether now existing or hereafter created.


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     1.11 "Sales" shall mean the sale of goods and/or the rendition of services by us in the ordinary course of our business to Customers in the United States of America and Puerto Rico.

SECTION 2. SALE AND APPROVAL; PURCHASE PRICE; COMMISSION; RESERVE

     2.1 We hereby assign and sell to you as absolute owner, without recourse, except as hereinafter set forth, our entire interest in all of our present and future Receivables.

     2.2 All orders for Sales shall be submitted to you for credit approval prior to shipment of the goods or rendition of the services so ordered, and each approved Sale shall be made only in accordance with such approval. You may, in your sole discretion, approve in writing all or a portion of our customers' orders, either by establishing a credit line limited to a specific amount for a specific customer, or by approving all or a portion of the proposed purchase order submitted by us. Receivables arising from orders not so approved by you, in whole or in part, shall be with full recourse to us to the extent and in the respects not so approved. A credit approval shall not be effective if (a) the approved terms of sale are changed, (b) delivery of the goods to the Customer is not made by us within forty-five (45) days after the shipping date specified in our request for credit approval, or if no such date is specified, within forty-five (45) days of the credit approval, or (c) the invoice representing the Sale is not delivered to you within twenty (20) days after the shipment date. While a credit line remains in force, Receivables (or parts thereof) in excess of such line will succeed amounts within the line which are paid by or credited to the Customer; the succession of Receivables (or parts thereof) shall take place in the order of maturity and shall be limited to amounts then so paid or credited. The right of succession ceases when the line is cancelled. On all credit-approved Sales you assume the Credit Risk up to the amount so approved and will bear the credit loss on the amount of the uncollected Receivables if a Customer, after delivery/rendition and acceptance of the goods/services, fails on due date to pay in full solely because of financial inability, but you are not to be responsible where nonpayment results from any Customer Dispute, acts of God, war, civil strife, currency restrictions, or foreign political impediments, because we assume all other risks. Credit approvals, once granted, may be withdrawn by you prior to shipment/rendition of the goods/services. With regard to Sales without credit approval or in excess of any approved amount of credit, as to any given Customer, we agree that any payments or credits on any Receivables owing from such Customer may be applied first to any credit-approved Receivables which may at any time be unpaid, regardless of the respective dates such Sales occurred and regardless of any notations on payment items, or may be applied in such other manner as you in your sole discretion shall deem appropriate.

If, when we submit to you for your prior written credit approval, the amount, terms and delivery date of a proposed sale of goods, (i) we advise you in writing that the order for the goods is a special order by the Customer and (ii) your credit approval as to such order is withdrawn prior to shipment of the goods, then (a) to the extent that goods covered by such order consist of work in process, such work in process shall be finished, and (b) such finished goods together with all finished goods covered by such order manufactured prior to the withdrawal of your credit


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approval (collectively the "Finished Goods") shall be promptly resold by us (but in no event later than sixty (60) days after you withdraw your credit approval), subject to your prior written approval. You agree to reimburse us for any out-of-pocket loss we may sustain upon such resale, but only if the Finished Goods are available for resale within the delivery date specified in the order relating to the order with respect to which you credit approval has been withdrawn, free and clear of all liens and charges. "Out of pocket loss" is herein defined to mean the amount of the original cost of the goods, or portion thereof, less the amount of the actual resale price of the goods, or portion thereof, ultimately resold.

     2.3 We will provide you with listings of Receivables in form satisfactory to you, together with Customers' invoices, shipping documents, and such other documents and proof of delivery/rendition as you may at any time require. Billing on invoices by whomever done shall be conclusive evidence of assignment and sale hereunder of such Receivables whether or not we execute any other instrument with regard thereto. All invoices to Customers shall state plainly on the face thereof that the Receivables represented by such invoices have been assigned, sold, and are payable to you only. All remittances obtained by us against Receivables will be received in trust for you, and will turn over to you the identical remittances as speedily as possible; provided, however, that nothing herein authorizes us to collect Receivables.

     2.4 The purchase price of Receivables is to be the Net Amount thereof, which, less any charges and reserves, will be due and payable on Payment Date. We shall pay you a commission in an amount equal to four tenths of one percent (.4%) of the gross amount of such Receivables arising from orders approved by you as to credit; and fifteen hundredths of one percent (.15%) of the gross amount of Receivables arising from orders not approved by you as to credit which Receivables we shall assign on separate schedule; provided, however, that the minimum commissions paid by us each contract year shall be One Hundred Thousand Dollars ($100,000.00) or a prorated part thereof if this Agreement shall be terminated during a contract year. You may retain from sums payable to us a reserve, which reserve may be revised from time to time at your discretion, in order to provide for Customer Disputes, possible credit losses on unapproved Receivables, sums owing to you for goods/services purchased by us from any other firm factored or otherwise financed by you, and the Obligations. A discount, credit, or allowance after issuance or granting may not be claimed by us, but may be claimed solely by the Customer; no third party beneficiary rights are created hereby.

     2.5 We shall pay to you on demand any charges for commissions at any time outstanding in our account.

     2.6 You will render a statement of account monthly, and such statement shall be binding upon us except as to specific matters for which you are notified in writing to the contrary within one hundred twenty (120) days after the date of such statement.

SECTION 3. [INTENTIONALLY LEFT BLANK]



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SECTION 4. POWER OF ATTORNEY

     We hereby appoint you as our attorney-in-fact to receive, open, and dispose of all mail addressed to us pertaining to Receivables; to endorse our name upon any notes, acceptances, checks, drafts, money orders, and other evidences of payment of Receivables that may come into your possession and to deposit or otherwise collect the same; and to do all other acts and things necessary to carry out the terms of this Agreement. This power, being coupled with an interest, is irrevocable while any Receivable shall remain unpaid. You, as attorney-in-fact, shall not be liable for any errors of judgment or mistake of fact.

SECTION 5. SECURITY INTEREST

     We hereby grant you a security interest in all of our present and future accounts, instruments, contract rights, chattel paper, documents and general intangibles, (whether arising before or after termination of this Agreement) and all returned, repossessed, and reclaimed goods, and books and records relating thereto, to secure all of the Obligations. We further sell and assign to you all our title and/or interest in the goods (unless released by you) represented by Receivables as well as goods returned by or repossessed from Customers, all of our rights as an unpaid vendor or lienor, all or our rights of stoppage in transit, replevin and reclamation relating thereto, and all of our rights thereto; we will cooperate with you in exercising any rights with respect to the goods. In addition, we hereby grant you a security interest in the reserve established pursuant to Section 2.4 hereof, to secure all of the Obligations.

SECTION 6. REPRESENTATIONS, WARRANTIES AND COVENANTS

     6.1 We represent and warrant that we are fully authorized to enter into this Agreement and perform hereunder and covenant that we will continue to be so for the duration of this Agreement.

     6.2 We represent and warrant that we are solvent.

     6.3 To the best of our knowledge and belief, we represent and warrant that our Receivables are, and covenant that they shall be, at the time of their creation, bona fide and existing obligations of our Customers arising out of our Sales, free and clear of all security interests, liens, and claims whatsoever.

     6.4 We represent and warrant that our domestic inventory is not subject to any security interest, lien or encumbrance whatsoever other than security interests of creditors with whom you have entered into an intercreditor agreement in form and substance acceptable to you, and we covenant that we shall not permit it to become so encumbered without your prior written consent.


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     6.5 We represent and warrant with respect to each Receivable as it arises:

          (a) We will have made delivery of the goods or will have rendered the services ordered as per the Customer's deliver order;

          (b) We have no reason to believe that any Customer will not accept the goods and/or services;

          (c) We have no reason to believe that any Customer Dispute will exist in any material respect;

          (d) We will have preserved and will continue to preserve any liens and any rights to liens available by virtue of Sales; and

          (e) The Sale will have been made at arms length.

SECTION 7. CUSTOMER DISPUTES, CHARGEBACKS AND RETURNS

     With respect to Receivables for which you bear the Credit Risk, we will notify you promptly and will settle all known Customer Disputes, but you have the right at all times to do so directly and to compromise, adjust, or litigate all such Customer Disputes. If a Customer Dispute exists or is asserted with regard to any Receivable, or if we breach any representation, warranty or covenant with respect to any Receivable, you may charge back to our account the disputed amount of such Receivable. You may charge back to our account at any time any unapproved Receivable, whether before or after its due date. A chargeback shall not be deemed a reassignment of the Receivable, and title thereto and to the goods represented thereby shall remain in you until you execute a reassignment. All returned, replevied, and reclaimed goods coming into our possession shall be held in trust by us for you.

SECTION 8. INDEMNITY

     We shall indemnify you for all losses, costs and expenses incurred by you in connection with Receivables for which credit approval has not been given and in connection with Receivables which are unpaid at maturity for reasons other than financial inability. Further, we shall indemnify you for any liability for duties, forwarder's fees, storage, shipping charges, sales or excise taxes or other expenses in connection with the Receivables and for any losses occasioned by claims of Customers under Receivables. This indemnity shall survive the termination of this Agreement for sixty (60) days.

SECTION 9. APPLICABLE LAW

     This Agreement shall be governed by, construed and enforced according to the laws of the State of New York.


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SECTION 10. EFFECTIVE DATE; TERMINATION; BINDING EFFECT

     If accepted by you, this Agreement shall be effective on the 27th day of May, 1998, and shall continue in full force and effect until: (a) three (3) years from such effective date and from year to year thereafter until terminated by your giving to us not less than sixty (60) days prior written notice; or (b) terminated by us at any time by giving to you not less than sixty (60) days prior written notice. This Agreement may be terminated at any time by you without notice to us should any Default occur or should the Revolving Credit and Security Agreement between us as Borrower and you as Agent and Lender of even date herewith terminate for any reason. Upon termination, we will pay all of our Obligations to you, and in any event we will remain liable to you for any deficiency remaining after determination of our liability hereunder and liquidation of any collateral. Also, upon termination you may withhold any payment to us unless supplied with an indemnity satisfactory to you. This Agreement shall bind us, our successors and assigns and shall inure to the benefit of you, your successors and assigns; we agree that you may delegate your duties hereunder.

SECTION 11. EXPENSES; ATTORNEYS' FEES; NO WAIVER; SEVERABILITY; NOTICES;
HEADINGS

     We shall pay all expenses incurred in connection with the filing of financing statements, continuation statements, and record searches. We shall also pay you such wire transfer and similar fees as you charge from time to time. Upon liquidation of any collateral, settlement or prosecution of Customer Disputes, or enforcement of any obligation of ours hereunder, you may charge to our account all costs and expenses incurred including fifteen percent (15%) of the amount involved as attorneys' fees, if collection is by or through an attorney and such costs, expenses and fees shall constitute obligations hereunder. No delay or failure on your part in exercising any right, privilege, or option hereunder shall operate as a waiver of such or of any other right, privilege, or option, and no waiver, amendment, or modification of any provision of this Agreement shall be valid, unless in writing signed by you and then only to the extent therein stated. Should any provision of this Agreement be prohibited by or invalid under applicable law, the validity of the remaining provisions shall not be affected thereby. Any notice or request hereunder may be given to either party at their respective addresses set forth below or at such other address as may hereafter be specified in a notice designated as a notice of change of address under this Section. Any notice or request hereunder shall be given by (a) hand delivery, (b) overnight courier, (c) registered or certified mail, return receipt requested, (d) telex or telegram, subsequently confirmed by registered or certified mail, or (e) telecopy to the number set out below (or such other number as may hereafter be specified in a notice designated as a notice of change of address) with telephone communication to a duly authorized officer of the recipient confirming its receipt as subsequently confirmed by registered or certified mail. Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by


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a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication confirming receipt and subsequently confirmed by registered, certified or overnight mail to the addresses set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

         If to Candie's, Inc.:

                                       Candie's, Inc./Bright Star Footwear, Inc.
                                       2975 Westchester Avenue
                                       Purchase, NY 10577
                                       Attention: David Golden, CFO
                                       Telephone:  (914) 694-8600
                                       Telecopier:  (914) 694-8609

                  with a copy to:

                                       Tenzer Greenblatt, LLP
                                       405 Lexington Avenue, 23rd Floor
                                       New York, NY 10174
                                       Attention: Michael Mullman, Esq.
                                       Telephone:  (212) 885-5517
                                       Telecopier:  (212) 885-8001

         If to NationsBanc Commercial Corporation:

                                       NationsBanc Commercial Corporation
                                       P.O. Box 4095
                                       Atlanta, GA 30302
                                       Attention: Robert Higgins, SVP
                                       Telephone: (212) 790-4529
                                       Telecopier: (212) 790-4518

                           with a copy to:

                                       NationsBanc Commercial Corporation
                                       1372 Broadway
                                       New York, NY 10018
                                       Attention:  Legal Department
                                       Telephone: (212) 790-4524
                                       Telecopier: (212) 790-4632

The headings used herein are intended to be for convenience of reference only and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.


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SECTION 12. ENTIRE AGREEMENT; WAIVER OF JURY TRIAL

     This Agreement embodies our entire agreement as to the subject matter and supersedes all prior agreements as to the subject matter. EACH OF US HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO TRANSACTIONS UNDER THIS AGREEMENT.

SECTION 13.  TRADE STYLES

     Receivables under this Agreement shall include those created by our doing business under the following trade styles, all of which have been duly and properly registered:

     Candie's; Bongo; Aspen; Crayons; Bright Star

                             Candie's, Inc.


                             By:  /s/ Gary Klein         VP Finance
                                  ---------------------------------
                                                            (Title)

                             Bright Star Footwear, Inc.


                             By: /s/ Gary Klein          VP Finance
                                  ---------------------------------
                                                            (Title)

                                   ACCEPTANCE

     The foregoing Factoring Agreement is accepted in Atlanta, Georgia as of the 27th day of May, 1998.


                             NationsBanc Commercial Corporation


                             By: /s/ Stuart Brister       SVP
                                  ---------------------------------
                                                            (Title)
Funds Employed


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